October 2002


Dear Shareholder:

Enclosed is the notice of the Twenty-ninth Annual Shareholders Meeting of Kavilco Incorporated being held on November 9, 2002. Also enclosed are: a proxy and a postage-paid envelope for your convenience in returning your vote.

The purpose for this Annual Meeting is the election of three directors for a three-year term expiring in 2005, or until their successors are elected and qualified, and to ratify the Board of Director's selection of the independent public accountants.

The Bylaws of the Corporation state that persons holding at least a majority of the total number of shares of outstanding common stock entitled to vote must be present, either in person or by proxy, to establish a quorum at the meeting. Conducting business will begin when a quorum is established.

All Shareholders should complete and mail their proxy even if they plan to attend the meeting. Your proxy can be voted for you if for some reason you are not able to attend the meeting. Pursuant to regulations, this proxy and accompanying materials have been submitted to the Securities and Exchange Commission for review in conjunction with this mailing.

By completing and returning the enclosed proxy, you will authorize Louis A. Thompson, Laird Jones and Melanie Locklear, a majority of them or any of them acting alone in the absence of others to vote your shares for you. As your proxy, you are authorizing them to vote all of your shares with all the powers you would have if you were personally present.

If you do not want to appoint the individuals named in the proxy card to act as your proxy (that is to vote your shares for you) you may, as provided in the by-laws, appoint someone else to act as your proxy by giving such person a written authorization to vote your shares of stock on your behalf at the annual meeting. Nominations for all candidates to the Board of Directors must be made at the Annual Shareholders Meeting.

Management does not know of any other matters requiring action at the meeting.

The other members of the Board of Directors and I encourage you to take an interest in the affairs of Kavilco Incorporated. We urge you to attend the Annual Meeting if possible and to vote, either in person or by proxy.

Sincerely,



Louis A. Thompson
President\Chief Executive Officer

                              Kavilco Incorporated

                            NOTICE OF ANNUAL MEETING
                                 OF SHAREHOLDERS

On November 9, 2002 the Twenty-ninth Annual Meeting of the Shareholders of Kavilco, Incorporated will be held at the WestCoast Cape Fox Lodge, 800 Venetia Way, Ketchikan, Alaska.

Registration will begin at 11:00 a.m. and will close at 12:00 noon.

Meeting begins at 1:00 p.m.

         The meeting is for the following purposes:

              1. To elect three (3) directors of the corporation in the first class.

              2. To ratify the Board of Director's vote for independent public accountants.

              3. To transact any other business that may properly come before the meeting or any adjournment thereof.

Only the Shareholders of record, at the close of business on September 30, 2002, are entitled to vote at this meeting. The stock transfer records of the Corporation will close on that date.

Shareholders should promptly complete, sign and return the enclosed proxy in the postage paid envelope provided, even if they plan to attend the meeting. If you do attend the meeting and wish to vote in person, you may do so even though you have previously signed and mailed a proxy.

The following are the current directors up for re-election:

                                  Jeane Breinig
                                  Ramona Hamar
                               Rosemarie Trambitas

By Order of the Board of Directors of Kavilco Incorporated,




John Campbell
Secretary

                              KAVILCO INCORPORATED
                                 PROXY STATEMENT

This proxy statement furnished accompanying the solicitation of proxies by the Board of Directors of Kavilco, Incorporated (the "Company"), for use at the annual meeting of shareholders being held November 9, 2002, and any adjournments thereof. Shareholders who execute and return proxies may revoke them at any time before voting by notifying Scott Burns, the Chief Financial Officer of the Company. The complete mailing address of the business office of the Company is:
Kavilco Incorporated, 600 University Street, Suite 3010, Seattle, Washington 98101. The approximate mailing date of these proxy materials being September 30, 2002, but proxies may also be solicited personally, by telephone, by employees, officers, and agents of the Company. All costs of solicitation of the proxies are borne by the Company.

Only shareholders of record holding Class A shares at the close of business on September 30, 2002, are entitled to vote at the annual meeting. On that date, there were 11,596.83 shares of Class A (voting) stock of the Company outstanding. Each shareholder is entitled to one (1) vote for each share owned and may vote the total number of his/her shares for as many persons as there are directors being elected. Alternatively, shareholders are entitled to cumulative voting and may give a nominee as many votes as equal to the number of directors to be elected multiplied by the number of shares owned. Also, shareholders may allocate these votes on the same principle among any number of nominees. The management, as of September 30, 2002, knows of no person to be the beneficial owner of more than five percent (5%) of the outstanding shares of the Company.

                              ELECTION OF DIRECTORS

The Bylaws of the Company provide that a Board consisting of nine (9) directors manages the business of the Company. The Bylaws further provide for three (3) year terms of office. The election of directors is staggered so that only three
(3) directors are elected each year. The Board of Directors recommends the election of the three nominees listed below, all of who are presently Board members, to serve a three (3) year term and until their successors are elected and qualified:

                                  Jeane Breinig
                                  Ramona Hamar
                               Rosemarie Trambitas

Unless otherwise instructed, the proxy holders will vote proxies received by them for these nominees. In the event any nominee should not be available for election, the discretionary authority provided in the proxy will be exercised to vote for such other person(s) as may be designated by the present Board of Directors.

                     COMPENSATION OF OFFICERS AND DIRECTORS

All cash compensation paid by the Company for the year ended December 31, 2001, to each of the most highly paid executive Officers, whose cash compensation exceeds $60,000.00, and to all executive officers as a group, is as shown in the following table:

                             Cash Compensation Table
                             -----------------------

                  (A)                    (B)                      (C)
         Name of Individual          Capacities                Cash
         or Number in Group          Which Served             Compensation
         ------------------          ------------             ------------
         Louis A. Thompson           Chief Executive          $     85,612
                                     Officer, President
                                     and Director

         Scott Burns                 Chief Financial          $    101,962
                                     Officer

         All the executive
         officers as a group
         (2 persons)                                          $    187,574

Compensation Pursuant to Plans

The Company has a retirement plan for its employees that is a defined contribution plan with the annual contribution being equal to 20% of the participant's salary. All contributions are pooled in a brokerage trust account held at Charles Schwab.

Compensation of Directors

The Company's directors receive fees, per diem and reimbursement for expenses for attending meetings. Several directors also participate in a Company medical insurance program.

                   OUTSTANDING SHARES AND BENEFICIAL OWNERSHIP

On the Record Date, there were 11,596.83 shares of Class A Stock of the Company outstanding. The following table shows the beneficial ownership of the officers and Directors of the Company, individually and as a group, of Class A stock as of September 30, 2002:


----------------------- -------- ------------------ ----------- ---------- ------------------------- ------------------

         Name             Age       Positions &     Term        Director    Principal Occupation &       Amount of
                                 Offices with the   Office as     Since     Employment During Past      Beneficial
                                      Company       Director                      Five Years          Ownership/% of
                                                     Expires                                            Class A on
                                                                                                          9/30/02
----------------------- -------- ------------------ ----------- ---------- ------------------------- ------------------

Louis A. Thompson       66       President/CEO      2004        1972       Chief Executive Officer          137
                                 Chairman Director                                                         1.18%
Louis Jones, Sr.        64       Director/Vice      2003        1979       Chief Engineer                   130
                                 President                                 Alaska Marine Hwy.              1.12%
John Campbell           33       Director/          2003        1994                                        162
                                 Secretary                                 Student, Self-employed          1.39%
Jeane Breinig           47       Director           2002        1993       English Professor                140
                                                                           University of Alaska            1.20%
Kenneth Gordon          42       Director           2003        1994       Self employed house              100
                                                                           painter                         .86%
Ramona Hamar            59       Director           2002        1973       Office Manager for a             150
                                                                           Dentist's office                1.29%
Laird A. Jones          47       Director           2004        1994       Community Director               100
                                                                           Quota Specialist                .86%
Melanie Locklear        33       Director           2004        1997       Print Shop Business              100
                                                                           Owner                           .86%
Rosemarie Trambitas     62       Director           2002        1978       Retired                          120
                                                                                                           1.03%
Scott Burns             56       Chief Financial                           Chief Financial Officer           -
                                 Officer                                   for Kavilco                      0-
                                                                                                           - 0-%
                                                                                                     ------------------
All Directors &                                                                                            1,139
Officers as a Group                                                                                        9.93%
(10 persons)
----------------------- -------- ------------------ ----------- ---------- ------------------------- ------------------


The Securities and Exchange Commission defines family relationships as directors and officers that are members of the same household. Accordingly, there are no family relationships between any of the directors or executive officers of the Company. None of Kavilco's directors hold directorships anywhere else.

The Company does not have an auditing, nominating or compensation committee.

The Board of Directors held six regular bimonthly meetings for the year ended December 31, 2001.

                RELATIONSHIP WITH INDEPENDENT PUBLIC ACCOUNTANTS

The Board of Directors voted to change the independent public accountants of the Company from PricewaterhouseCoopers, LLP to Anderson ZurMuehlen & Company, P.C. at their Board meeting prior to the Annual Meeting. Shareholders are asked to approve or ratify this selection. Unless the proxy holders are instructed otherwise, proxies will vote for the selection of Anderson ZurMuehlen & Company, P.C. as independent public accountants. If this selection is not approved, the Board of Directors intends to take the matter under advisement. No representative from either company is expected to be present at the Annual meeting.

For the fiscal year ended December 31, 2001, Kavilco paid the following fees to PricewaterhouseCoopers, LLP for the following services:

                           Financial Information
                           System Design and
         Audit Fees        Implementation Fees          All Other Fees
         ----------        -------------------          --------------
           $24,019                  - $0 -                   $9,500

Anderson ZurMuehlen & Company, P.C. has proposed a fee schedule of $16,000 for a one year engagement. This difference in cost and an anticipated improvement in service are the only reasons for this change.

                                  OTHER MATTERS

The Board of Directors knows of no matters, other than those mentioned in the proxy, to be brought before the meeting. However, if other matters do properly come before the meeting, it is the intention of the proxy holders to vote proxies according to their best judgment.

                              SHAREHOLDER PROPOSALS

Shareholder proposals intended to be presented at the Company's 2003 annual meeting must be received by the Company at its business office, 600 University Street, Suite 3010, Seattle, Washington 98101, on or before August 1, 2003.

By Order of the Board of Directors


Louis A. Thompson,
President

Seattle, Washington
October, 2002

                              KAVILCO INCORPORATED
                      PROXY SOLICITED BY BOARD OF DIRECTORS
                         ANNUAL MEETING OF SHAREHOLDERS
                                NOVEMBER 9, 2002

         As to matters 1 and 2, discretionary authority is hereby granted to any such matter as to which no choice is indicated. Discretionary authority is hereby granted as to any other matters that may lawfully come before the meeting. Management knows of no other matters to be considered by the Shareholders.


                              CHECK BOX (A) OR (B)

(1)
          (A) [ ] TO VOTE DISCRETIONARY for the election of three Nominees as set forth in the Board of Directors' Proxy Statement for the three-year terms ending in 2005. The undersigned hereby appoints Louis A. Thompson, Laird Jones and Melanie Locklear, or any of them, Proxies for the undersigned to vote on their behalf.



          (B) [ ] TO VOTE DIRECTED in the manner set forth below for the election of the Nominees below for the Board of Directors of the Corporation for three-year terms ending in 2005.

                    Nominee          Number of Shares X 3 = Number of Votes Cast
                    ------------------------------------------------------------

                    Jeane Breinig                            X 3
                                         ------------------      ---------------
                    Ramona Hamar                             X 3
                                         ------------------      ---------------
                    Rosemarie Trambitas                      X 3
                                         ------------------      ---------------

(2) To ratify the selection of Anderson ZurMuehlen & Co., P.C., as the independent public accountants for the Company.

                FOR [   ]             AGAINST [   ]               ABSTAIN [   ]


         The Board of Directors makes the foregoing proposals and the Proxy is solicited by the Board of Directors and will be voted as specified.

PLEASE SIGN, DATE AND RETURN THIS PROXY PROMPTLY IN THE POSTAGE PAID ENVELOPE PROVIDED.

              Number of shares                      Dated                 , 2002
                                -----------------         ----------------




                      X
                      ----------------------------------------------------------
                      Sign here as name appears to the left


                      IMPORTANT: Executors, Administrators, Trustees, Guardians should so, indicate.